                                                                 EXHIBIT 3.1(f)

                            CERTIFICATE OF CORRECTION
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                          SERIES A PREFERRED STOCK AND
                            SERIES B PREFERRED STOCK
                             (Adopted by HEARx LTD.)

                       (Pursuant to Section 103(f) of the
                General Corporation Law of the State of Delaware)

    HEARx LTD., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify that:

    A Certificate of Designations, Preferences and Rights of Series A Preferred Stock and Series B Preferred Stock (the "Certificate of Designations"), filed with the Delaware Secretary of State on August 12, 1991, is an inaccurate record of the corporate action therein referred to in that Paragraph 3 of Section A of the Certificate of Designations did not correctly recite the parties' intention that the Corporation may authorize and issue classes or series of Preferred Stock ranking senior to the Series A Preferred with the unanimous consent of the holders of the Series A Preferred and that the Corporation may authorize and issue classes or series of Preferred Stock ranking pari passu with the Series A Preferred with the unanimous consent of the holders of the Series A Preferred and that Paragraph 7 of Section A of the Certificate of Designations did not correctly recite the parties' intention that the liquidation preference provisions shall conform with Paragraph 3 of Section A of the Certificate of Designations, and that such Paragraph 3 and such Paragraph 7 of Section A of the Certificate of Designations in their corrected form should read in their entirety as follows:

             "3. Priority. The Series A Preferred shall be senior to the Common Stock and all Preferred Stock of the Corporation but pari passu with the Series B Preferred hereinafter described, provided that the Corporation may authorize and issue additional classes or series of Preferred Stock that rank senior to the Series A Preferred with the unanimous consent of the holders of the Series A Preferred and provided further that the Corporation may authorize and issue additional classes or series of Preferred Stock that rank pari passu with the Series A Preferred with the unanimous consent of the holders of the Series A Preferred."

             "7. Liquidation, Dissolution or Winding Up

             (a) Subject to the rights of the holders of any class or series of Preferred Stock ranking senior to the Series A Preferred, upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of the Common Stock of the Corporation unless the holders of the Series A Preferred shall have received an aggregate amount equal to $150 per share of Series A Preferred, plus an amount equal to all accrued but unpaid dividends thereon.

             (b) In the event the assets to be distributed to the holders of Series A Preferred and any other class or series of Preferred Stock ranking pari passu with the Series A Preferred shall be insufficient to permit the payment of the full preferential amount owed to the holders of the Series A Preferred as aforesaid and the full preferential amount owed to the holders of any other class or series of Preferred Stock ranking pari passu with the Series A Preferred, then all the assets of the Corporation to be distributed shall be distributed to the holders of the Series A Preferred and the Series B Preferred and such other pari passu Preferred Stock on a pro rata basis in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

             (c) In the event that assets of the Corporation remain after distribution to holders of Series A Preferred and Series B Preferred and any other class or series of Preferred Stock ranking pari passu with the Series A Preferred in accordance with subparagraphs (a) and (b) of this paragraph (A)(7), the holders of the Common Stock shall be entitled to distribution of such assets on a pro rata basis in proportion to their respective claims."

and that Paragraph 3 of Section C of the Certificate of Designations did not correctly recite the parties' intention that the Corporation may authorize and issue classes or series of Preferred Stock ranking senior to the Series B Preferred with the unanimous consent of the holders of the Series B Preferred and that the Corporation may authorize and issue classes or series of Preferred Stock ranking pari passu with the Series B Preferred with the unanimous consent of the holders of the Series B Preferred and that Paragraph 7 of Section C of the Certificate of Designations did not correctly recite the parties' intention that the liquidation preference provisions shall conform with Paragraph 3 of Section C of the Certificate of Designations, and that such Paragraph 3 and such Paragraph 7 of Section C of the Certificate of Designations in their corrected form should read in their entirety as follows:

             "3. Priority. The Series B Preferred shall be senior to the Common Stock and all Preferred Stock of the Corporation but pari passu with the Series A Preferred, provided that the Corporation may authorize and issue additional classes or series of Preferred Stock that rank senior to the Series B Preferred with the unanimous consent of the holders of the Series B Preferred and provided further that the Corporation may authorize and issue additional classes or series of Preferred Stock that rank pari passu with the Series B Preferred with the unanimous consent of the holders of the Series B Preferred."

             "7. Liquidation, Dissolution or Winding Up

             (a) Subject to the rights of the holders of any class or series of Preferred Stock ranking senior to the Series B Preferred, upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of the Common Stock of the Corporation unless the holders of the Series B Preferred shall have received an aggregate amount equal to $150 per share of Series B Preferred, plus an amount equal to all declared but unpaid dividends thereon.

             (b) In the event the assets to be distributed to the holders of Series B Preferred and any other class or series of Preferred Stock ranking pari passu with the Series B Preferred shall be insufficient to permit the payment of the full preferential amount owed to the holders of the Series B Preferred as aforesaid and the full preferential amount owed to the holders of any other class or series of Preferred Stock ranking pari passu with the Series B Preferred, then all the assets of the Corporation to be distributed shall be distributed to the holders of the Series B Preferred and the Series A Preferred and such other pari passu Preferred Stock on a pro rata basis in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

             (c) In the event that assets of the Corporation remain after distribution to holders of Series B Preferred and Series A Preferred and any other class or series of Preferred Stock ranking pari passu with the Series B Preferred in accordance with subparagraphs (a) and (b) of this paragraph (C)(7), the holders of the Common Stock shall be entitled to distribution of such assets on a pro rata basis in proportion to their respective claims."

    IN WITNESS WHEREOF, HEARx LTD. has caused this Certificate of Correction to be executed by its duly authorized officer, this ___ day of ___________, 1996.

                                      HEARx LTD.

                                      BY
                                         --------------------------------------
                                         Name:
                                         Title:

                            CERTIFICATE OF CORRECTION
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                             SENIOR PREFERRED STOCK,
                                SERIES A, B AND C
                             (Adopted by HEARx LTD.)

                       (Pursuant to Section 103(f) of the
                General Corporation Law of the State of Delaware)

    HEARx LTD., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify that:

    A Certificate of Designations, Preferences and Rights of Senior Preferred Stock, Series A, B and C (the "Certificate of Designations"), filed with the Delaware Secretary of State on November 12, 1991, is an inaccurate record of the corporate action therein referred to in that Paragraph 3 of Section A of the Certificate of Designations did not correctly recite the parties' intention that the Corporation may authorize and issue classes or series of Preferred Stock that rank pari passu with the Senior A Preferred with the unanimous consent of the holders of the Senior A Preferred and that Paragraph 4 of Section A of the Certificate of Designations did not correctly recite the parties' intention that the liquidation preference provisions shall conform with Paragraph 3 of Section A of the Certificate of Designations, and that such Paragraph 3 and such Paragraph 4 of Section A of the Certificate of Designations in their corrected form should read in their entirety as follows:

             "3. Priority. The Senior A Preferred shall be senior to the Common Stock and all Preferred Stock of the Corporation but rank pari passu with the Senior B Preferred and the Senior C Preferred, provided that the Corporation may authorize and issue additional classes or series of Preferred Stock that rank pari passu with the Senior A Preferred with the unanimous consent of the holders of the Senior A Preferred."

             "4. Liquidation, Dissolution or Winding Up

             (a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of the Common Stock or of any class or series of Preferred Stock ranking junior to the Senior A Preferred, the Senior B Preferred and the Senior C Preferred unless the holders of the Senior A Preferred, the Senior B Preferred and the Senior C Preferred shall have received an aggregate amount equal to $50, $67 and $50 per share, respectively.

             (b) In the event the assets to be distributed to the holders of Senior A Preferred, Senior B Preferred, the Senior
         C Preferred and any class or series of Preferred Stock ranking pari passu with the Senior A Preferred, the Senior B Preferred and the Senior C Preferred shall be insufficient to permit the payment of the full preferential amount owed to the holders of the Senior A Preferred, the Senior B Preferred, the Senior C Preferred and any class or series of Preferred Stock ranking pari passu with the Senior A Preferred, the Senior B Preferred and the Senior C Preferred, then all the assets of the Corporation to be distributed shall be distributed to the holders of the Senior A Preferred, the Senior B Preferred, the Senior C Preferred and such other pari passu Preferred Stock on a pro rata basis in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

             (c) In the event that assets of the Corporation remain after distribution to holders of Senior A Preferred, Senior B Preferred, Senior C Preferred and any class or series of Preferred Stock ranking pari passu with the Senior A Preferred, the Senior B Preferred and the Senior C Preferred in accordance with subparagraphs (a) and (b) of this paragraph
         (A)(4), and paragraphs (B)(4) and (C)(4), the holders of shares of other Preferred Stock ranking junior to the Senior A Preferred, the Senior B Preferred, the Senior C Preferred and any class or series of Preferred Stock ranking pari passu with the Senior A Preferred, the Senior B Preferred and the Senior C Preferred and the holders of shares of the Common Stock of the Corporation shall be entitled to distribution of such assets in accordance with their respective rights thereto."

and that Paragraph 3 of Section B of the Certificate of Designations did not correctly recite the parties' intention that the Corporation may authorize and issue classes or series of Preferred Stock that rank pari passu with the Senior B Preferred with the unanimous consent of the holders of the Senior B Preferred and that Paragraph 4 of Section B of the Certificate of Designations did not correctly recite the parties' intention that the liquidation preference provisions shall conform with Paragraph 3 of Section B of the Certificate of Designations, and that such Paragraph 3 and such Paragraph 4 of Section B of the Certificate of Designations in their corrected form should read in their entirety as follows:

             "3. Priority. The Senior B Preferred shall be senior to the Common Stock and all Preferred Stock of the Corporation but rank pari passu with the Senior A Preferred and the Senior C Preferred, provided that the Corporation may authorize and issue additional classes or series of Preferred Stock that rank pari passu with the Senior B Preferred with the unanimous consent of the holders of the Senior B Preferred."

             "4. Liquidation, Dissolution or Winding Up

             (a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of the Common Stock or of any class or series of Preferred Stock ranking junior to the Senior B Preferred, the Senior A Preferred and the Senior C Preferred unless the holders of the Senior B Preferred, the Senior A Preferred and the Senior C Preferred shall have received an aggregate amount equal to $67, $50 and $50 per share, respectively.

             (b) In the event the assets to be distributed to the holders of Senior A Preferred, Senior B Preferred, Senior C Preferred and any class or series of Preferred Stock ranking pari passu with the Senior A Preferred, the Senior B Preferred and the Senior C Preferred shall be insufficient to permit the payment of the full preferential amount owed to the holders of the Senior A Preferred, the Senior B Preferred, the Senior C Preferred and any class or series of Preferred Stock ranking pari passu with the Senior A Preferred, the Senior B Preferred and the Senior C Preferred, then all the assets of the Corporation to be distributed shall be distributed to the holders of the Senior A Preferred, the Senior B Preferred and the Senior C Preferred and such other pari passu Preferred Stock on a pro rata basis in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

             (c) In the event that assets of the Corporation remain after distribution to holders of Senior A Preferred, Senior B Preferred, Senior C Preferred and any class or series of Preferred Stock ranking pari passu with the Senior A Preferred, the Senior B Preferred and the Senior C Preferred in accordance with subparagraphs (a) and (b) of this paragraph
         (B) (4), and paragraphs (A) (4) and (C) (4), the holders of shares of other Preferred Stock ranking junior to the Senior A Preferred, the Senior B Preferred, the Senior C Preferred and any class or series of Preferred Stock ranking pari passu with the Senior A Preferred, the Senior B Preferred and the Senior C Preferred and the holders of shares of the Common Stock of the Corporation shall be entitled to distribution of such assets in accordance with their respective rights thereto."

and that Paragraph 3 of Section C of the Certificate of Designations did not correctly recite the parties' intention that the Corporation may authorize and issue classes or series of Preferred Stock that rank pari passu with the Senior C Preferred with the unanimous consent of the holders of the Senior C Preferred and that Paragraph 4 of Section C of the Certificate of Designations did not correctly recite the parties' intention that the liquidation preference provisions shall conform with Paragraph 3 of Section C of the Certificate of Designations, and that such Paragraph 3 and such Paragraph 4 of Section C of the Certificate of Designations in their corrected form should read in their entirety as follows:

             "3. Priority. The Senior C Preferred shall be senior to the Common Stock and all Preferred Stock of the Corporation but rank pari passu with the Senior A Preferred and the Senior B Preferred, provided that the Corporation may authorize and issue additional classes or series of Preferred Stock that rank pari passu with the Senior C Preferred with the consent of the holders of the Senior C Preferred."

             "4. Liquidation, Dissolution or Winding Up

             (a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of the Common Stock or of any class or series of Preferred Stock ranking junior to the Senior C Preferred, the Senior A Preferred and the Senior B Preferred unless the holders of the Senior C Preferred, the Senior A Preferred and the Senior B Preferred shall have received an aggregate amount equal to $50, $50 and $67 per share, respectively.

             (b) In the event the assets to be distributed to the holders of Senior A Preferred, Senior B Preferred, the Senior C Preferred and any class or series of Preferred Stock ranking pari passu with the Senior A Preferred, the Senior B Preferred and the Senior C Preferred shall be insufficient to permit the payment of the full preferential amount owed to the holders of the Senior A Preferred, the Senior B Preferred, the Senior C Preferred and any class or series of Preferred Stock ranking pari passu with the Senior A Preferred, the Senior B Preferred and the Senior C Preferred, then all the assets of the Corporation to be distributed shall be distributed to the holders of the Senior A Preferred, the Senior B Preferred and the Senior C Preferred and such other pari passu Preferred Stock on a pro rata basis in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

             (c) In the event that assets of the Corporation remain after distribution to holders of Senior A Preferred, Senior B Preferred, Senior C Preferred and any class or series of Preferred Stock ranking pari passu with the Senior A Preferred, the Senior B Preferred and the Senior C Preferred in accordance with subparagraphs (a) and (b) of this paragraph
         (C)(4), and paragraphs (A)(4) and (B)(4), the holders of shares of other Preferred Stock ranking junior to the Senior A Preferred, the Senior B Preferred, the Senior C Preferred and any class or series of Preferred Stock ranking pari passu with the Senior A Preferred, the Senior B Preferred and the Senior C Preferred and the holders of shares of the Common Stock of the Corporation shall be entitled to distribution of such assets in accordance with their respective rights thereto."

    IN WITNESS WHEREOF, HEARx LTD. has caused this Certificate of Correction to be executed by its duly authorized officer, this ___ day of ___________, 1996.

                                      HEARx LTD.

                                      BY
                                         --------------------------------------
                                         Name:
                                         Title:

                            CERTIFICATE OF CORRECTION
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                            SERIES C PREFERRED STOCK
                             (Adopted by HEARx LTD.)

                       (Pursuant to Section 103(f) of the
                General Corporation Law of the State of Delaware)

    HEARx LTD., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify that:

    A Certificate of Designations, Preferences and Rights of Series C Preferred Stock (the "Certificate of Designations"), filed with the Delaware Secretary of State on April 9, 1992, is an inaccurate record of the corporate action therein referred to in that Paragraph 3 of the Certificate of Designations did not correctly recite the parties' intention that the Corporation may authorize and issue classes or series of Preferred Stock ranking senior to the Series C Preferred with the unanimous consent of the holders of the Series C Preferred and that the Corporation may authorize and issue classes or series of Preferred Stock ranking pari passu with the Series C Preferred with the unanimous consent of the holders of the Series C Preferred, and that the Series C Preferred shall rank junior to the Senior Preferred Stock, Series C, par value $1.00, and that Paragraph 7 of the Certificate of Designations did not correctly recite the parties' intention that the liquidation preference provisions shall conform with Paragraph 3 of the Certificate of Designations, and that such Paragraph 3 and such Paragraph 7 of the Certificate of Designations in their corrected form should read in their entirety as follows:

             "3. Priority. The Series C Preferred shall be senior to the Common Stock of the Corporation but junior to the Senior Preferred Stock Series A, par value $1.00 per share, the Senior Preferred Stock Series B, par value $1.00 per share and the Senior Preferred Stock Series C, par value $1.00 per share, and shall rank pari passu with the Series B Preferred Stock, par value $1.00 per share ("Series B Preferred"), provided further that the Corporation may authorize and issue additional classes or series of Preferred Stock that rank senior to the Series C Preferred with the unanimous consent of the holders of the Series C Preferred and provided that the Corporation may authorize and issue additional classes or series of Preferred Stock that rank pari passu with the Series C Preferred with the unanimous consent of the holders of the Series C Preferred."

             "7. Liquidation, Dissolution or Winding Up

             (a) Subject to the rights of the holders of any class or series of Preferred Stock ranking senior to the Series C Preferred, upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of the Common Stock of the Corporation unless the holders of the Series C Preferred shall have received an aggregate amount equal to $70 per share of Series C Preferred, plus an amount equal to all accrued but unpaid dividends thereon.

             (b) In the event the assets to be distributed to the holders of Series C Preferred and any other class or series of

         Preferred Stock ranking pari passu with the Series C Preferred shall be insufficient to permit the payment of the full preferential amount owed to the holders of the Series C Preferred as aforesaid and the full preferential amount owed to the holders of any other class or series of Preferred Stock ranking pari passu with the Series C Preferred, then all the assets of the Corporation to be distributed shall be distributed to the holders of the Series C Preferred and the Series B Preferred and such other pari passu Preferred Stock on a pro rata basis in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

             (c) In the event that assets of the Corporation remain after distribution to holders of Series B Preferred and Series C Preferred and any other class or series of Preferred Stock ranking pari passu with the Series C Preferred in accordance with subparagraphs (a) and (b) of this paragraph (7), the holders of the Common Stock shall be entitled to distribution of such assets on a pro rata basis in accordance with their respective holdings of Common Stock."

    IN WITNESS WHEREOF, HEARx LTD. has caused this Certificate of Correction to be executed by its duly authorized officer, this ___ day of ___________, 1996.

                                      HEARx LTD.

                                      BY
                                         --------------------------------------
                                         Name:
                                         Title:

                            CERTIFICATE OF CORRECTION
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                            SENIOR PREFERRED STOCKS
                                 SERIES D AND G
                             (Adopted by HEARx LTD.)

                       (Pursuant to Section 103(f) of the
                General Corporation Law of the State of Delaware)

    HEARx LTD., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify that:

    A Certificate of Designations, Preferences and Rights of Senior Preferred Stock, Series D and G (the "Certificate of Designations"), filed with the Delaware Secretary of State on June 30, 1993, is an inaccurate record of the corporate action therein referred to in that Paragraph C of the Certificate of Designations did not correctly recite the parties' intention that the Corporation may authorize and issue classes or series of Preferred Stock ranking pari passu with the Senior D and G Preferred with the unanimous consent of the holders of the Senior D and G Preferred and that Paragraph D of the Certificate of Designations did not correctly recite the parties' intention that the liquidation preference provisions shall conform with Paragraph C of the Certificate of Designations, and that such Paragraph C and such Paragraph D of the Certificate of Designations in their corrected form should read in their entirety as follows:

             "C. Priority. The Senior D and G Preferred shall be senior to all shares of capital stock of the Corporation other than the Senior Preferred Stock, Series A, par value $1.00 per share ("Senior A Preferred"), Senior Preferred Stock, Series B, par value $1.00 per share ("Senior B Preferred"), the Senior Preferred Stock, Series C, par value $1.00 per share ("Senior C Preferred"; the Senior A, B, C, D and G Preferred being together called the "Senior Preferred") and shall rank pari passu with the Senior A, B and C Preferred, provided that the Corporation may authorize and issue additional classes or series of Preferred Stock that rank pari passu with the Senior D and G Preferred with the unanimous consent of the holders of the Senior D and G Preferred."

             "D. Liquidation, Dissolution or Winding Up

             1. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of any class or series of Preferred Stock ranking junior to the Senior D and G Preferred or the Common Stock of the Corporation unless the holders of the Senior A Preferred, the Senior B Preferred, the Senior C Preferred and the Senior D and G Preferred shall have received an aggregate amount equal to $50, $67, 50 and $67 per share, respectively.

             2. In the event the assets to be distributed to the holders of Senior Preferred and any other class or series of Preferred Stock ranking pari passu with the Senior Preferred shall be insufficient to permit the payment of the full preferential amount owed to the holders of the Senior
         Preferred and any class or series of Preferred Stock ranking pari passu with the Senior Preferred, then all the assets of the Corporation to be so distributed shall be distributed to the holders of the Senior Preferred and such other pari passu Preferred Stock on a pro rata basis in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

             3. In the event that assets of the Corporation remain after distribution to holders of Senior Preferred and any other class or series of Preferred Stock ranking pari passu with the Senior Preferred in accordance with subparagraphs 1 and 2 of this paragraph D, the holders of shares of the Common Stock and other Preferred Stock ranking junior to the Senior Preferred Stock and any other class or series of Preferred Stock ranking pari passu with the Senior Preferred shall be entitled to distribution of such assets in accordance with their respective rights thereto."

    IN WITNESS WHEREOF, HEARx LTD. has caused this Certificate of Correction to be executed by its duly authorized officer, this ___ day of ___________, 1996.

                                      HEARx LTD.

                                      BY
                                         --------------------------------------
                                         Name:
                                         Title:

                            CERTIFICATE OF CORRECTION
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                        1994 CONVERTIBLE PREFERRED STOCK
                             (Adopted by HEARx LTD.)

                       (Pursuant to Section 103(f) of the
                General Corporation Law of the State of Delaware)

    HEARx LTD., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify that:

    A Certificate of Designations, Preferences and Rights of 1994 Convertible Preferred Stock (the "Certificate of Designations"), filed with the Delaware Secretary of State on January 3, 1995, is an inaccurate record of the corporate action therein referred to in that Paragraph C of the Certificate of Designations did not correctly recite the parties' intention that the Corporation may authorize and issue classes or series of Preferred Stock ranking pari passu with the 1994 Preferred with the unanimous consent of the holders of the 1994 Preferred and that Paragraph H of the Certificate of Designations did not correctly recite the parties' intention that the liquidation preference provisions shall conform with Paragraph C of the Certificate of Designations, and that such Paragraph C and such Paragraph H of the Certificate of Designations in their corrected form should read in their entirety as follows:

             "C. Priority. The 1994 Preferred shall be senior to the Common Stock and all Preferred Stock of the Corporation except the Senior Preferred Stock, Series A, par value $1.00 per share, the Senior Preferred Stock, Series B, par value $1.00 per share, the Senior Preferred Stock, Series C, par value $1.00 per share, the Senior Preferred Stock, Series D, par value $1.00 per share, and the Senior Preferred Stock, Series G, par value $1.00 per share, with which the 1994 Preferred shall rank pari passu in liquidation only, provided that the Corporation may authorize and issue additional classes or series of Preferred Stock that rank pari passu with the 1994 Preferred with the unanimous consent of the holders of the 1994 Preferred."

             "H. Liquidation, Dissolution or Winding Up

             (1) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of any class or series of Preferred Stock ranking junior to the 1994 Preferred as to liquidation or the Common Stock unless the holders of the 1994 Preferred shall have received an aggregate amount equal to $200 per share.

             (2) In the event the assets to be distributed to the holders of 1994 Preferred and any class or series of Preferred Stock ranking pari passu with the 1994 Preferred as to liquidation shall be insufficient to permit the payment of the full preferential amount owed to the holders of the 1994 Preferred and any class or series of Preferred Stock ranking pari passu with the 1994 Preferred Stock as to liquidation, then all the assets of the Corporation to be so distributed shall be distributed to the holders of the 1994 Preferred and such other pari passu Preferred Stock on a pro rata basis in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

             (3) In the event that assets of the Corporation remain after distribution to holders of 1994 Preferred and any other class or series of Preferred Stock ranking pari passu with the 1994 Preferred as to liquidation in accordance with subparagraphs 1 and 2 of this paragraph H, the holders of other Preferred Stock ranking junior to the 1994 Preferred as to liquidation and any other class or series of Preferred Stock ranking pari passu with the 1994 Preferred and the holders of shares of the Common Stock shall be entitled to distribution of such assets in accordance with their respective rights thereto."

    IN WITNESS WHEREOF, HEARx LTD. has caused this Certificate of Correction to be executed by its duly authorized officer, this ___ day of ___________, 1996.

                                      HEARx LTD.

                                      BY
                                         --------------------------------------
                                         Name:
                                         Title:

                            CERTIFICATE OF CORRECTION
                                       OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION


                       (Pursuant to Section 103(f) of the
                General Corporation Law of the State of Delaware)


    HEARx LTD., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law"), does hereby certify:

    That paragraph First of the Certificate of Amendment of Restated Certificate of Incorporation ("Certificate of Amendment"), filed with the Delaware Secretary of State on June 20, 1995, incorrectly purported to amend
Article 4 "in its entirety" when the intent of the corporation was to amend only the first paragraph of Article 4 of the Restated Certificate of Incorporation without affecting the remainder of Article 4 or any certificates of designations, preferences and rights filed pursuant thereto and pursuant to
Section 151 of the General Corporation Law. Thus, the second sentence of paragraph First of the Certificate of Amendment in its corrected form should read as follows:

         "The resolution setting forth the proposed amendment is as follows:

                 RESOLVED: That the Board of Directors proposes and declares advisable that the first paragraph of Article 4 of the Restated Certificate of Incorporation of the Corporation be amended as set forth below, and that such amendment be submitted to the stockholders at the Annual Meeting to be held on June 16, 1995:

                     'The first paragraph of Article 4 is hereby amended to
                 read as follows:

                      "4.    The total number of shares of stock which
                     the Corporation shall have authority to issue is one hundred two million (102,000,000), consisting of two million (2,000,000) shares of Preferred Stock of the par value of One Dollar ($1.00) per share and one hundred million (100,000,000) shares of Common Stock of the par value of Ten Cents ($.10) per share."'"

    IN WITNESS WHEREOF, HEARx LTD. has caused this Certificate of Correction to be executed by its duly authorized officer this ___ day of _________, 1996.

                                      HEARx LTD.

                                      BY
                                         --------------------------------------
                                         Name
                                         Title

                            CERTIFICATE OF CORRECTION
                                       OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION


                       (Pursuant to Section 103(f) of the
                General Corporation Law of the State of Delaware)


    HEARx LTD., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law"), does hereby certify:

    That paragraph First of the Certificate of Amendment of Restated Certificate of Incorporation ("Certificate of Amendment"), filed with the Delaware Secretary of State on November 15, 1994, incorrectly purported to amend Article 4 "in its entirety" when the intent of the corporation was to amend only the first paragraph of Article 4 of the Restated Certificate of Incorporation without affecting the remainder of Article 4 or any certificates of designations, preferences and rights filed pursuant thereto and pursuant to
Section 151 of the General Corporation Law. Thus, the second sentence of paragraph First of the Certificate of Amendment in its corrected form should read as follows:

         "The resolution setting forth the proposed amendment is as follows:

             RESOLVED: That the Board of Directors proposes and declares advisable that the first paragraph of Article 4 of the Restated Certificate of Incorporation of the Corporation be amended as set forth below, and that such amendment be submitted to the stockholders at a Special Meeting in lieu of Annual Meeting to be held on November 7, 1994:

                 'The first paragraph of Article 4 is hereby amended to
             read as follows:

                  "4.    The total number of shares of stock which the
                 Corporation shall have authority to issue is seventy-seven million (77,000,000), consisting of two million (2,000,000) shares of Preferred Stock of the par value of One Dollar ($1.00) per share and seventy-five million (75,000,000) shares of Common Stock of the par value of Ten Cents ($.10) per share."'"

    IN WITNESS WHEREOF, HEARx LTD. has caused this Certificate of Correction to be executed by its duly authorized officer this ___ day of _________, 1996.

                                      HEARx LTD.

                                      BY
                                         --------------------------------------
                                         Name
                                         Title

                            CERTIFICATE OF CORRECTION
                                       OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION


                       (Pursuant to Section 103(f) of the
                General Corporation Law of the State of Delaware)


    HEARx LTD., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law"), does hereby certify:

    That paragraph First of the Certificate of Amendment of Restated Certificate of Incorporation ("Certificate of Amendment"), filed with the Delaware Secretary of State on December 23, 1991, incorrectly purported to amend Article 4 "in its entirety" when the intent of the corporation was to amend only the first paragraph of Article 4 of the Restated Certificate of Incorporation without affecting the remainder of Article 4 or any certificates of designations, preferences and rights filed pursuant thereto and pursuant to
Section 151 of the General Corporation Law. Thus, the second sentence of paragraph First of the Certificate of Amendment in its corrected form should read as follows:

    "The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that the Board of Directors proposes and declares advisable that the first paragraph of Article 4 of the Restated Certificate of Incorporation of the Corporation be amended as set forth below, and that such amendment be submitted to the stockholders at a Special Meeting to be held on December 23, 1991:

             'The first paragraph of Article 4 is hereby amended to read as follows:

                 "4. The total number of shares of stock which the Corporation shall have authority to issue is fifty-two million (52,000,000), consisting of two million (2,000,000) shares of Preferred Stock of the par value of One Dollar ($1.00) per share and fifty million (50,000,000) shares of Common Stock of the par value of Ten Cents ($.10) per share."'"

    IN WITNESS WHEREOF, HEARx LTD. has caused this Certificate of Correction to be executed by its duly authorized officer this ___ day of _________, 1996.

                                      HEARx LTD.

                                      BY
                                         --------------------------------------
                                         Name
                                         Title

                            CERTIFICATE OF CORRECTION
                                       OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION


                       (Pursuant to Section 103(f) of the
                General Corporation Law of the State of Delaware)


    HEARx LTD., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law"), does hereby certify:

    That the third paragraph of the Certificate of Amendment of Restated Certificate of Incorporation ("Certificate of Amendment"), filed with the Delaware Secretary of State on September 2, 1987, incorrectly purported to amend Article 4 "in its entirety" when the intent of the corporation was to amend only the first paragraph of Article 4 of the Restated Certificate of Incorporation without affecting the remainder of Article 4 or any certificates of designations, preferences and rights filed pursuant thereto and pursuant to
Section 151 of the General Corporation Law. Thus, the third paragraph of the Certificate of Amendment in its corrected form should read as follows:

         "The first paragraph of Article 4 is hereby amended to read as follows:

          '4.    The total number of shares of stock which the
         Corporation shall have authority to issue is twenty-seven million (27,000,000), consisting of two million (2,000,000) shares of Preferred Stock of the par value of One Dollar ($1.00) per share and twenty-five million (25,000,000) shares of Common Stock of the par value of Ten Cents ($.10) per share.'"

    IN WITNESS WHEREOF, HEARx LTD. has caused this Certificate of Correction to be executed by its duly authorized officer this ___ day of _________, 1996.

                                      HEARx LTD.

                                      BY
                                         --------------------------------------
                                         Name
                                         Title